UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549



                               FORM 8-K



                        CURRENT REPORT PURSUANT
                     TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of earliest event reported) December 4, 1998




                       BELL NATIONAL CORPORATION
        (Exact Name of Registrant as Specified in Its Charter)




          California                   0-935              94-1451828
(State of Other Jurisdiction of     (Commission        (I.R.S. Employer
Incorporation or Organization)      File Number)       Identification No.)




900 North Franklin Street, Suite 210, Chicago, Illinois      32805
      (Address of Principal Executive Offices)             (Zip Code)




                            (312) 640-8810
         (Registrant's Telephone Number, Including Area Code)




         360 Rio Vista Avenue, Suite A, Orlando, Florida 32805
     (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.  CHANGES IN CONTROL OF THE REGISTRANT.

     (a) On December 4, 1998, Bell National Corporation (the "Company") entered into three agreements (described below) which may be deemed to have resulted in a change in control of the Company.

THE EXCHANGE AGREEMENT.

     The Company entered into a Stock and Membership Interest Exchange Agreement dated December 4, 1998 (the "Exchange Agreement") with InPath, LLC ("InPath"), a Delaware limited liability company; Peter P. Gombrich, as an individual and as Trustee of the InPath, LLC Voting Trust; Theodore L. Koenig as Trustee of The EAG Trust, The CMC Trust, The MDG Trust, and The MSD Trust; William J. Ritger; AccuMed International, Inc. ("AccuMed"), a Delaware corporation; Northlea Partners Ltd. ("Northlea"), a Colorado limited partnership; Fred H. Pearson, as Trustee of Fred H. Pearson's Trust; Walter Herbst, as Trustee of the Sandra Herbst Trust; and Monroe Investments, Inc. ("Monroe"), an Illinois corporation (collectively, the "InPath Members"). Mr. Koenig is the sole shareholder of Monroe. Pursuant to the Exchange Agreement, the InPath Members, who owned all the units of membership interest in InPath (the "Units"), exchanged all of the Units for shares of the Company's common stock, no par value (the "Common Stock"), and warrants to purchase shares of Common Stock (the "Warrants"), causing the Company to become the sole member of InPath and InPath to become a wholly owned subsidiary of the Company. InPath is a molecular-biology, medical-device company currently developing point-of-care diagnostic products.

     The number of Units exchanged by each InPath Member in each of their respective capacities was as follows:

     For their Units, the Company issued to the InPath Members, in the aggregate, 4,288,790 shares of Common Stock, and Warrants to purchase 3,175,850 shares of Common Stock. The number of Units exchanged, the number of shares of Common Stock received, and the number of shares of Common Stock purchasable by the Warrants received, by each of the InPath Members in each of their respective capacities, were as follows:

                                                             SHARES
                                                SHARES     PURCHASABLE
                                     UNITS     RECEIVED    BY WARRANTS
                                     -----     --------    -----------

Mr. Gombrich, individually          52,616    2,256,590      1,671,005

Mr. Gombrich, as Trustee of the      3,240      138,957        102,897
InPath, LLC Voting Trust

Mr. Koenig, as Trustee of
The EAG Trust                        6,428      275,683        204,144

Mr. Koenig, as Trustee of
The CMC Trust                        6,428      275,683        204,144

Mr. Koenig, as Trustee of
The MDG Trust                        6,428      275,683        204,144

Mr. Koenig, as Trustee of
The MSD Trust                        5,500      235,883        174,672

Mr. Ritger                             360       15,440         11,433

AccuMed                              2,000       85,776         63,517

Northlea                             2,500      107,220         79,396

                                                             SHARES
                                                SHARES     PURCHASABLE
                                     UNITS     RECEIVED    BY WARRANTS
                                     -----     --------    -----------
Mr. Pearson, as Trustee
of Fred H. Pearson's Trust           2,500      107,220         79,396

Mr. Herbst, as Trustee
of the Sandra Herbst Trust           8,000      343,103        254,068

Monroe                               4,000      171,552        127,034

     The Warrants issued by the Company to the InPath Members are not yet exercisable, and will only become exercisable if approved by the Company's stockholders at a meeting contemplated to be held on or about March 30, 1999, as more particularly described below. At the time of this filing, the Company does not have sufficient shares of Common Stock authorized to permit the exercise of the Warrants.

     The percentage (rounded to the nearest tenth of a percentage point) of the Company's outstanding Common Stock beneficially owned by each of the InPath Members at the time of this filing is as follows:

           Mr. Gombrich                20.0

           Mr. Koenig(1)               10.3

           Mr. Ritger                   0.1

           AccuMed                      0.7

           Northlea                     0.9

           Mr. Pearson                  0.9

           Mr. Herbst                   2.9

           Monroe                       1.4

     Upon the exercise of the Warrants, the InPath Members will beneficially own the following percentages (rounded to the nearest tenth of a percentage point) of the Company's outstanding Common Stock:

           Mr. Gombrich                27.9

           Mr. Koenig(2)               14.4

           Mr. Ritger                   0.2

           AccuMed                      1.0

           Northlea                     1.3

           Mr. Pearson                  1.3

           Mr. Herbst                   4.0

           Monroe                       2.0

--------------------

     (1) Mr. Koenig's percentage includes the percentage of the outstanding Common Stock owned by Monroe, which is controlled by Mr. Koenig.

     (2) Mr. Koenig's percentage includes the percentage of the outstanding Common Stock owned by Monroe.

     The purposes of the Exchange Agreement were for the Company to acquire the business of InPath, for the InPath Members to acquire control of the Company, to provide working capital for the business of InPath through utilization of the Company's funds, and to create a vehicle for further growth of the InPath business.

     Under Section 7.4(a) of the Exchange Agreement, the Company must, promptly after December 4, 1998, but in no event later than March 30, 1999 or such later date as is approved by Mr. Gombrich, take all actions necessary to incorporate a wholly owned subsidiary, to be named (if available) Ampersand Medical Corporation ("Ampersand"), under the laws of the State of Delaware.

     Under Section 7.4(b) of the Exchange Agreement, promptly after December 4, 1998, the Company must call a stockholder meeting to be held no later than March 30, 1999 or such later date as is agreed to by Mr. Gombrich, for purposes which include (i) approving the merger of the Company with and into Ampersand, with Ampersand as the surviving corporation; (ii) authorizing additional shares of Common Stock in an amount at least sufficient to permit the issuance of Common Stock issuable upon exercise of the Warrants; (iii) authorizing shares of so-called "blank check" preferred stock; (iv) electing a slate of directors of Mr. Gombrich, Alexander M. Milley, Dr. John H. Abeles, Dr. Denis M. O'Donnell, and an additional director to be selected by Mr. Gombrich and Mr. Milley; and (v) ratifying the transactions contemplated by the Exchange Agreement and certain other agreements entered into by the Company on December 4, 1998.

     Under Section 7.4(c) of the Exchange Agreement, the existing members of the Company's Board of Directors must recommend that the Company's stockholders vote in favor of each of the proposals listed above.

     Under Section 7.4(e) of the Exchange Agreement, promptly after December 4, 1998, the directors of the Issuer must appoint Mr. Gombrich, Thomas R. Druggish, Dr. O'Donnell, Mr. Milley and Robert C. Shaw to the Company's Board of Directors, with Mr. Gombrich serving as Chairman. Under
Section 1.3(a) of the Agreement, the Company must take such actions as may be necessary and appropriate so that those persons shall be the directors of the Company at and as of December 4, 1998.

     Under Section 7.4(f) of the Exchange Agreement, on December 4, 1998 the Board of Directors of the Company appointed Mr. Gombrich and Dr. O'Donnell as directors of the Company and the following persons as officers of the Company: (i) Mr. Gombrich, as Chairman, Chief Executive Officer and Secretary; (ii) Leonard R. Prange, as President and Chief Financial Officer; (iii) Richard A. Domanik, as Vice President and Chief Technology Officer; (iv) David M. Doolittle, as Vice President and Treasurer. Under
Section 1.3(b) of the Exchange Agreement, the Company must take such actions as may be necessary and appropriate so that those persons shall be the officers of the Company with the stated positions, at and as of December 4, 1998.

THE CLAIMS AGREEMENT.

     On December 4, 1998, the Company entered into a Claims Settlement Agreement (the "Claims Agreement") with Mr. Milley, a current director of the Company and formerly the Chairman of the Board of the Company; Mr. Shaw, a current director of the Company and formerly the President and Chief Financial Officer of the Company; Cadmus Corporation ("Cadmus"), a Massachusetts corporation which is an affiliate of Mr. Milley and which has provided management services to the Company; and Milley Management Incorporated ("Milley Management"), a Delaware corporation which is an affiliate of Mr. Milley and which has provided management services to the Company (collectively, the "Claimants"); and Liberty Associates Limited Partnership ("Liberty"), a Delaware limited partnership and an affiliate of Mr. Milley. Pursuant to the Claims Agreement, the Company issued shares of Common Stock to the Claimants in settlement of debts the Company owed to them on account of employment compensation, management fees, and other amounts payable. The dollar amount of each Claimant's claim and the number of shares of Common Stock issued to each Claimant in settlement thereof is shown below.

                                  DOLLAR AMOUNT        NO. OF
                                    OF CLAIM       SHARES RECEIVED
                                  -------------    ---------------

Mr. Milley                          $ 63,000            210,000

Mr. Shaw                            $139,000            463,333

Cadmus                              $180,000            600,000

Milley Management                   $151,000            503,333

     Also pursuant to the Claims Agreement, the Company and Liberty agreed that, effective immediately, warrants owned by Liberty to purchase 957,373 shares of Common Stock would be cancelled.

THE STOCKHOLDERS AGREEMENT.

     Also on December 4, 1998, pursuant to both the Exchange Agreement and the Claims Agreement, the Company entered into a Stockholders Agreement with the InPath Members, the Claimants, and Winchester National, Inc. ("Winchester"), a Delaware corporation (collectively, the "Stockholders"), whereby the Company and the Stockholders agreed to certain matters (described below) relating to the Stockholders' rights as owners of Common Stock.

     Under Section 1.01 of the Stockholders Agreement, the Stockholders have agreed to, as soon as practicable after December 4, 1998, vote their shares of Common Stock in favor of and to take all other actions necessary to elect as directors of the Company, two directors designated by Mr. Gombrich, two directors designated by Mr. Milley, and an additional director to be selected by Mr. Gombrich and Mr. Milley. The Stockholders Agreement provides further that at the first meeting of the Company's shareholders to be held after December 4, 1998, the directors to be elected to the Company's Board of Directors shall be Mr. Gombrich, Mr. Milley, Dr. Abeles, Dr. O'Donnell, and an additional director to be selected by Mr. Gombrich and Mr. Milley.

     Under Section 1.02 of the Stockholders Agreement, the Stockholders must, after December 4, 1998, take all actions necessary to cause the Company's Board of Directors to appoint the same persons to the same positions as officers of the Company as provided for in Section 7.4(f) of the Exchange Agreement described above.

     Under Section 1.03 of the Stockholders Agreement, the Stockholders must, when presented at a meeting of shareholders or through a solicitation for consents, vote their Common Stock and take all other reasonable actions necessary to approve or authorize, among other actions, each of the approvals or authorizations (i) through (iii) indicated above which are called for by Section 7.4(b) of the Exchange Agreement.

     Under Section 2.01 of the Stockholders Agreement, if a shareholder or group of shareholders beneficially owning more than 50% of the outstanding Common Stock held by parties to the Stockholders Agreement ("Majority Shareholders") should transfer shares that constitute more than 50% of such outstanding Common Stock, such Majority Shareholders may require, subject to certain notice and other requirements, all, but not less than all, of the other shareholders of the Company that are parties to the Stockholders Agreement to participate in such transfer at the same price and on the same terms and conditions obtained by the Majority Shareholders.

     Under Article III of the Stockholders Agreement, Majority
Shareholders or other Stockholders may, subject to certain specified conditions, demand and obtain from the Company the Company's best efforts to register shares of Common Stock under the Securities Act of 1933. Majority Shareholders may, subject to certain conditions, require the Company to undertake two such registrations, unless the registration is to be effected on Form S-3, in which case the number of such registrations the Majority Shareholders may require is unlimited. Subject to certain qualifications, whenever the Company proposes to register any of the Common Stock (whether or not at the demand of Majority Shareholders), the Company must provide notice of the proposed registration to all Stockholders. Stockholders may, subject to certain conditions, require the Company to use its best efforts to include the shares of Common Stock owned by them in the proposed registration. After the Company becomes eligible for registration of securities using Form S-3, Stockholders who are not Majority Shareholders may themselves, subject to certain conditions, require the Company an unlimited number of times to use its best efforts to register shares of Common Stock. Notwithstanding the foregoing, the Company is not required under the Stockholders Agreement to undertake more than one registration of Common Stock (whether at the demand of Majority Shareholders or other Stockholders) in any twelve-month period.

PERSONS WHO MAY HAVE ACQUIRED CONTROL.

     As a result of the Exchange Agreement, the Claims Agreement, and the Stockholders Agreement, the Stockholders may be deemed to have acquired control of the Company on December 4, 1998, by virtue of the power to vote the shares of Common Stock which some of them acquired and their agreement to vote their shares in a common manner for the purposes described above. The Stockholders disclaim any intent to exercise control of the Company except to the extent of voting their shares of Common Stock in the manners described above as specified by the Stockholders Agreement.

     (b) After the meeting of the Company's shareholders to be held pursuant to the Exchange Agreement (described above), it is anticipated that the Warrants to purchase shares of Common Stock will become exercisable. Upon their exercise, the InPath Parties will own 50% of the outstanding shares of Common Stock on a fully diluted basis. Except as described herein, the Company knows of no arrangements the operation of which may at a date subsequent to this filing result in a change in control of the Company.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     (a) As described above, on December 4, 1998, pursuant to the Exchange Agreement the Company acquired InPath from the InPath Members in exchange for the issuance of Common Stock and Warrants to the InPath Members. InPath's assets consist of computer equipment, laboratory equipment, leasehold improvements, office furniture and equipment, telecommunications equipment, and patents and trademarks. As noted above, after exercise of the Warrants, the InPath Members will have acquired ownership of 50% of the outstanding Common Stock of the Company on a fully diluted basis. The Company's Board of Directors determined the price of the InPath Units to be fair in light of the relative values and prospects of InPath, on the one hand, and the relative prospects of the Company, on the other. Before the date of the Exchange Agreement, to the Company's best knowledge, none of the InPath Members had a material relationship with the Company, its affiliates, any of its directors or officers, or any associates of its directors or officers.

     (b) The Company intends to continue to use the assets of InPath described in subsection (a) of this Item in the manner in which InPath has used those assets in its business of developing point-of-care diagnostic products.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


     (a)   Financial Statements of Business Acquired.

     It is impracticable for the Company to file herewith the required financial statements in this Current Report on Form 8-K. The required financial statements will be filed by amendment as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K is required to be filed.


     (b)   Pro Forma Financial Information.

     It is impracticable for the Company to file herewith the required pro forma financial information in this Current Report on Form 8-K. The required pro forma financial information will be filed by amendment as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K is required to be filed.


     (c)   Exhibits.

           EXHIBIT NO.            DESCRIPTION
           -----------            ----------

           Exhibit 1.             Exchange Agreement dated December 4,
                                  1998 by and among the Company, InPath,
                                  Mr. Gombrich, Mr. Koenig, Mr. Ritger,
                                  Mr. Pearson, Mr. Herbst, AccuMed, Northlea, and Monroe (incorporated herein by reference to Exhibit 1 to the
                                  Schedule 13D filed jointly by the InPath
                                  Members on December 14, 1998).

           Exhibit 2. Form of Common Stock Purchase Warrant (incorporated herein by reference to
                                  Exhibit 3 to the Schedule 13D filed
                                  jointly by the InPath Members on
                                  December 14, 1998).

           Exhibit 3. Claims Settlement Agreement dated December 4, 1998, by and among the Company, Mr. Milley, Mr. Shaw, Cadmus, Milley Management, and Liberty (incorporated herein by reference to
                                  Exhibit 4 to the Schedule 13D filed
                                  jointly by the InPath Members on
                                  December 14, 1998).

           Exhibit 4.             Stockholders Agreement dated
                                  December 4, 1998 by and among the
                                  Company, Mr. Milley, Mr. Shaw, Cadmus,
                                  Milley Management, Winchester,
                                  Mr. Gombrich, Mr. Koenig, Mr. Ritger,
                                  Mr. Pearson, Mr. Herbst, AccuMed,
                                  Northlea, and Monroe (incorporated
                                  herein by reference to Exhibit 2 to the
                                  Schedule 13D filed jointly by the
                                  InPath Members on December 14, 1998).

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  BELL NATIONAL CORPORATION
                                  (Registrant)


                                  /s/ Leonard R. Prange
                                  ---------------------------------------
                                  (President and Chief Financial Officer)


Date:      December 18, 1998

                             EXHIBIT INDEX



EXHIBIT NO.           DESCRIPTION
-----------           -----------

Exhibit 1. Exchange Agreement dated December 4, 1998 by and among the Company, InPath, Mr. Gombrich, Mr. Koenig, Mr. Ritger, Mr. Pearson, Mr. Herbst, AccuMed, Northlea, and Monroe (incorporated herein by reference to Exhibit 1 to the Schedule 13D filed jointly by the InPath Members on December 14, 1998).

Exhibit 2. Form of Common Stock Purchase Warrant (incorporated herein by reference to Exhibit 3 to the
                      Schedule 13D filed jointly by the InPath Members on December 14, 1998).

Exhibit 3. Claims Settlement Agreement dated December 4, 1998, by and among the Company, Mr. Milley, Mr. Shaw, Cadmus, Milley Management, and Liberty (incorporated herein by reference to Exhibit 4 to the Schedule
                      13D filed jointly by the InPath Members on December 14, 1998).

Exhibit 4. Stockholders Agreement dated December 4, 1998 by and among the Company, Mr. Milley, Mr. Shaw,
                      Cadmus, Milley Management, Winchester, Mr. Gombrich, Mr. Koenig, Mr. Ritger, Mr. Pearson, Mr. Herbst, AccuMed, Northlea, and Monroe (incorporated herein by reference to Exhibit 2 to the Schedule 13D filed jointly by the InPath Members on December 14,
                      1998).